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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 11, 2000
                                                          ---------------

                               KOGER EQUITY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                  ---------------------------------------------
                  State or Other Jurisdiction of Incorporation)


         1-9997                                           59-2898045
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

8880 FREEDOM CROSSING TRAIL
   JACKSONVILLE, FLORIDA                                               32256
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

                                 (904) 732-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       NA
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)


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ITEM 5. OTHER EVENTS.

Koger Equity, Inc. announced today the sale of its office center in El Paso, Texas, for $20.5 million. For further information concerning this matter, see the Company's news release, dated August 16, 2000, which is Exhibit 99 to this Report and is incorporated herein by reference.

For more information on Koger Equity, Inc., contact the company at 904-732-1000 or visit its Web site at www.koger.com.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

                  EXHIBIT
                  NUMBER            DESCRIPTION OF EXHIBIT
                  -------           ----------------------
                    99              Koger Equity, Inc. News Release, dated
                                    August 16, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             KOGER EQUITY, INC.




         Dated:  August 16, 2000             By:  /s/ Robert E. Onisko
                                                 -------------------------------
                                                      Robert E. Onisko
                                             Title:   Chief Financial Officer


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                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

                  EXHIBIT
                  NUMBER            DESCRIPTION OF EXHIBIT
                  -------           ----------------------
                    99              Koger Equity, Inc. News Release, dated
                                    August 16, 2000.


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